UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2024

SKYX PLATFORMS CORP.

(Exact name of Registrant as Specified in its Charter)

Florida	001-41276	46-3645414
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2855 W. McNab Road

Pompano Beach, Florida 33069

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (855) 759-7584

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	SKYX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2024, SKYX Platforms Corp. (the “Company”) entered into a three-year employment agreement (the “Employment Agreement”) with Steven Schmidt, the President of the Company. Subject to other customary terms and conditions of such agreements, Mr. Schmidt received the following awards as compensation for his service as President: (i) a grant of 250,000 restricted stock units (“RSUs”) and five-year options to purchase up to 250,000 shares of common stock, each of which vests as to 10,000 RSUs or options on December 20, 2024, with the remaining 240,000 RSUs or options vesting in equal quarterly installments of 20,000 RSUs or options beginning on December 31, 2024; and (ii) a grant of 100,000 RSUs and five-year options to purchase up to 100,000 shares of common stock, each of which vests in two equal annual installments on January 1, 2025 and January 1, 2026. Mr. Schmidt may receive additional equity grants or other bonus or other incentive compensation, as determined by the Company. Mr. Schmidt is also entitled to up to four weeks of vacation per year and to receive expense reimbursement for reasonable expenses, approved in advance in writing by the Company, incurred in the performance of his duties. The Employment Agreement includes customary confidentiality and intellectual property provisions and post-employment non-solicitation and non-competition covenants. The Employment Agreement provides for a term ending December 31, 2027 and may be terminated by either party at any time, for any reason, upon 30 days’ written notice.

The foregoing description of the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
10.1*	Employment Agreement, dated as of December 20, 2024, by and between SKYX Platforms Corp. and Steven Schmidt.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Management compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYX PLATFORMS CORP.

Date: December 23, 2024	By:	/s/ Leonard J. Sokolow
	Name:	Leonard J. Sokolow
	Title:	Co-Chief Executive Officer